Capital disclosures	12 Months Ended
Dec. 31, 2024
Capital disclosures
Capital disclosures

15. Capital disclosures

Vermilion defines capital as net debt (long-term debt (excluding unrealized foreign exchange on swapped USD borrowings) plus adjusted working capital (defined as current assets less current liabilities, excluding current derivatives and current lease liabilities)) and shareholders’ capital. In managing capital, Vermilion reviews whether fund flows from operations is sufficient to fund capital expenditures, dividends, and asset retirement obligations.

Vermilion monitors the ratio of net debt to fund flows from operations. As at December 31, 2024, our ratio of net debt to trailing fund flows from operations is 0.8 (December 31, 2023 - 0.9). Vermilion manages the ratio of net debt to fund flows from operations (refer to Note 4 - Segmented information) by monitoring capital expenditures, dividends, and asset retirement obligations with expected fund flows from operations. Vermilion intends for the ratio of net debt to fund flows from operations to trend towards 1.0 over time.

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended
	Dec 31, 2024	Dec 31, 2023
Long-term debt	963,456	914,015
Adjusted working capital (1)	3,426	164,552
Net debt	966,882	1,078,567

Ratio of net debt to four quarter trailing fund flows from operations	0.8	0.9
(1)	Adjusted working capital is defined as current assets (excluding current derivatives), less current liabilities (excluding current derivatives and current lease liabilities).